UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 23, 2018

CONNECTONE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-11486	52-1273725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Sylvan Avenue, Englewood Cliffs, New Jersey 07632
(Address of Principal Executive Offices) (Zip Code)

(201) 816-8900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On October 25, 2018, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02, including the related information set forth in the Press Release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

(1)  On October 23, 2018, Ms. Katherin Nukk-Freeman was appointed to serve as a director of the Registrant and of ConnectOne Bank, the Registrant’s wholly owned subsidiary and a New Jersey state chartered commercial bank (the “Bank”).

(2)  There are no arrangements or understandings between Ms. Nukk-Freeman and any other persons pursuant to which Ms. Nukk-Freeman was selected as a Director.

(3)  Ms. Nukk-Freeman has not yet been appointed to any committees of the Board of Directors of the Registrant or the Bank.

(4)  There are no “related party transactions” between Ms. Nukk-Freeman and the Registrant or the Bank which require disclosure.

(5)  There are no material plans, contracts or other arrangements (or amendments thereto) to which Ms. Nukk-Freeman is a party, or in which she participates, that was entered into or amended, in connection with Ms. Nukk-Freeman being appointed as a director of the Registrant and the Bank.

Item 8.01. Other Events.

On October 25, 2018, the Registrant issued a press release announcing the information disclosed in Items 2.02 and 5.02.  A copy of the October 25, 2018 press release is included as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 25, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTONE BANCORP, INC.

Date: October 25, 2018	By:	/s/ William S. Burns
William S. Burns
Executive Vice President and Chief Financial Officer